Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

a) Series B Preferred Stock Dividends: On January 15, 2019, the Company paid a dividend on its series B preferred stock, amounting to $0.5546875 per share, or $1,442, to its stockholders of record as of January 14, 2019.

b) Series C Preferred Stock: On January 31, 2019, DSI issued 10,675 shares of its newly-designated Series C Preferred Stock, par value $0.01 per share, to an affiliate of its Chairman and Chief Executive Officer, Mr. Simeon Palios, for an aggregate purchase price of $1,066. The Series C Preferred Stock will vote with the common shares of the Company, and each share entitles the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. The transaction was approved unanimously by a committee of the Board of Directors established for the purpose of considering the transaction and consisting of the Company's independent directors. The Series C Preferred Stock has no dividend or liquidation rights and cannot be transferred without the consent of the Company except to the holder’s affiliates and immediate family members.

c) Sale of Vessels: On February 14 and February 15, 2019 the Company through two separate wholly-owned subsidiaries entered into two Memoranda of Agreement to sell the vessels Danae and Dione to two affiliated parties controlled by one Director each, for the purchase price of $7,200 each. The transaction was approved by disinterested directors of the Company and the agreed upon sale price was based, among other factors, on independent third-party broker valuations obtained by the Company. Danae is expected to be delivered to her new owners latest by June 28, 2019 and Dione by April 15, 2019.

d) Annual Incentive Bonus: On February 20, 2019 the Company’s Board of Directors approved the grant of 2,000,000 shares of restricted common stock awards to executive management and non-executive directors, pursuant to the Company’s 2014 equity incentive plan, as amended. The fair value of the restricted shares based on the closing price on the date of the Board of Directors’ approval was $5,980 and will be recognized in income ratably over the restricted shares vesting period which will be 3 years.

e) Tender Offer: On February 27, 2019 the Company commenced a tender offer to purchase up to 5,178,571 shares of its outstanding common stock using funds available from cash and cash equivalents at a price of $2.80 per share, net to the seller, in cash, less any applicable withholding taxes and without interest. The tender offer is scheduled to expire on March 27, 2019.

f) New Loan Agreement: On March 5, 2019, the Company, through two wholly owned subsidiaries, entered into a $19,000 loan agreement with DNB Bank ASA, for the purpose of providing the borrowers with working capital. The loan will be available until March 20, 2019 and will be repayable in 20 consecutive quarterly instalments of $477.3 and a balloon of $9,454, latest by March 20, 2024.